SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 28, 2007

                              GULF RESOURCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                    000-20936                    13-3637458
      --------                    ---------                    ----------
      State of                    Commission                   IRS Employer
      Incorporation               File Number                  I.D. Number

        CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
        -----------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (310)-470-2886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

On November 28, 2007, Gulf Resources, Inc. ("we" or the "Company") amended its Certificate of Incorporation (i) to effect a forward stock split of the issued and outstanding shares of the Company's Common Stock on the basis of two (2) post-split shares of Common Stock for every one (1) pre-split share of Common Stock (the "Forward Stock Split") and (ii) to increase the total number of authorized shares of Common Stock from 70,000,000 to 400,000,000.

Item 8.01   Other Events

The Forward Stock Split became effective as of the open of trading on Wednesday, November 28, 2007.

In the Forward Stock Split each one (1) share of the Company's issued and outstanding Common Stock automatically was subdivided into and became two (2) shares of Common Stock. Any of our stockholders who, as a result of the Forward Stock Split, would hold a fractional share of Common Stock will receive a whole share of Common Stock in lieu of such fractional share. The Forward Stock Split increased the 49,834,421 of shares of Common Stock which we had outstanding on a fully diluted basis immediately prior to the effectiveness of the Forward Stock Split to approximately 99,668,842 shares of Common Stock.

Our Common Stock began trading on a split-adjusted basis when trading opened on Wednesday, November 28, 2007, under the new ticker symbol "GFRE".

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1         Certificate of Amendment to Certificate of Incorporation
99.1        Press Release


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 30, 2007

                                                 GULF RESOURCES, INC.


                                                 By: /s/ Min Yang
                                                     ---------------------------
                                                         Ming Yang
                                                         Chief Executive Officer


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